                                                               EXHIBIT 10(u)(13)

                          RELIANT ENERGY, INCORPORATED
                                 RETIREMENT PLAN

               (As Amended and Restated Effective January 1, 1999)

                                 Third Amendment

                  Reliant Energy, Incorporated, having reserved the right under
Section 15.1 of the Reliant Energy, Incorporated Retirement Plan, as amended and restated effective January 1, 1999 (the "Plan"), to amend the Plan, does hereby amend the Plan, as follows:

                  1. Effective as of March 1, 2001, the following new definition of "Distribution" is hereby added as Section 1.19 of the Plan, and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.19    Distribution: The distribution by the Company to the
         holders of its common stock of all of the shares of the common stock of Reliant Resources, Inc. it then owns."

                  2. Effective as of March 1, 2001, the following new definition of "Distribution Date" is hereby added as Section 1.20 of the Plan (prior to the redesignation in Paragraph 1 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.20    Distribution Date: The earlier of (i) the date of the
         Distribution or (ii) the date the Board of Directors of the Company affirmatively elects not to proceed with the Distribution."

                  3. Effective as of March 1, 2001, the following new definition of "GPU Protected Employee" is hereby added as Section 1.25 of the Plan (prior to the redesignations in Paragraphs 1 and 2 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.25    GPU Protected Employee: An Employee who is entitled
         to certain retiree welfare benefits under Schedule 6.10(h) of the applicable Purchase and Sale Agreement, dated as of October 29, 1998, as amended by amendments 1 through 9, between (i) Pennsylvania Electric Company, as Seller, and Sithe Energies, Inc., as Buyer, (ii) Jersey Central Power & Light Company and Metropolitan Edison Company, as Sellers, and GPU, Inc. and Sithe Energies, Inc., as Buyer, (iii) Jersey Central Power & Light Company, as Seller, and Sithe

         Energies, Inc., as Buyer or (iv) Metropolitan Edison Company, as Seller, and Sithe Energies, Inc., as Buyer."

                  4. Effective as of March 1, 2001, the following new definition of "Resources Group" is hereby added as Section 1.51 of the Plan (prior to the redesignations in Paragraphs 1, 2 and 3 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.51    Resources Group: Reliant Resources, Inc., a Delaware
         corporation, or a successor to Reliant Resources, Inc. in the ownership of substantially all of its assets, and its subsidiaries that have adopted this Plan, and Reliant Energy Tegco, Inc., or its successor."

                  5. Effective as of March 1, 2001, the following new definition of "Resources Group Employee" is hereby added as Section 1.52 of the Plan (prior to the redesignations in Paragraphs 1, 2, 3 and 4 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.52    Resources Group Employee: An Employee of an Employer
         that is included within the Resources Group."

                  6. Effective as of March 1, 2001, the following new definition of "Resources IPO" is hereby added as Section 1.50 of the Plan (prior to the redesignations in Paragraphs 1, 2, 3, 4 and 5 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.50    Resources IPO: The initial public offering of shares
         of common stock of Reliant Resources, Inc., a Delaware corporation, pursuant to a registration statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended."

                  7. Effective as of March 1, 2001, the following new definition of "Transfer Period" is hereby added as Section 1.58 of the Plan (prior to the redesignations in Paragraphs 1, 2, 3, 4, 5 and 6 herein), and all subsequent definitions shall be redesignated and all affected references are hereby amended accordingly:

                  "1.58    Transfer Period: The period commencing after March 1,
         2001 and ending on the Distribution Date."

                  8. Effective as of March 1, 2001, Section 5.1 of the Plan is hereby amended to add the following new sentence to the end thereof:

         "The foregoing to the contrary notwithstanding, a Member (i) who is a Resources Group Employee as of March 1, 2001, or who becomes a Resources Group Employee during the Transfer Period, and (ii) whose employment is not covered by a collective bargaining agreement, shall be fully vested in his Pension, regardless of whether he has completed five (5) years of Vesting Service, as of the applicable date described in clause (i) above; provided, however, that if such Member becomes a Resources Group Employee during the Transfer Period, such Member was continuously employed by an Employer at all times from March 1, 2001 through the date immediately preceding such transfer date."

                  9. Effective as of March 1, 2001, Section 7.6 of the Plan is hereby amended to add the following new subsection (d) thereto:

                  "(d)     Eligibility for Certain Resources Group Employees: If
         a Member who is eligible for the benefit under this Section 7.6 becomes a Resources Group Employee as of March 1, 2001 or during the Transfer Period, but is not eligible for the Transition Benefit in Section 7.8 of the Plan, is subsequently reemployed by an Employer prior to December 31, 2002, then such Member shall again be eligible for the benefit under this Section 7.6 as of his reemployment date as an Employee if he satisfies the following requirements:

                  (1)      the Member was eligible for the benefit under this
                           Section 7.6 immediately prior to becoming a Resources Group Employee and, after becoming such an employee, was continuously a Resources Group Employee at all times prior to his reemployment date; and

                  (2) if the Member received a lump-sum distribution of his Accrued Pension, the Member repays such distribution to the Trust Fund in accordance with Section 4.2 of the Plan.

         The foregoing notwithstanding, such Member's employment as a Resources Group Employee during the period commencing on and after the later of March 1, 2001 or the date he became a Resources Group Employee and ending immediately prior to his reemployment date by an Employer shall not be considered or treated as Service for Accrued Benefit purposes for the Grandfathered Benefit under this Section."

                  10. Effective as of March 1, 2001, Article VII of the Plan is hereby amended to add the following new Section 7.8:

                  "7.8     Transition Benefit: A Transition Benefit shall be
         calculated under this Section 7.8 with respect to each Member who meets the eligibility requirements set forth in this Section. Except as otherwise provided in this Section, the Transition Benefit shall be equal to the sum of the amount, if any, determined under subsection (a) of this Section, hereinafter referred to as the "Base Transition Benefit Amount," and the amount, if any, determined under subsection (b) of this Section, hereinafter referred to as the "Additional Transition Benefit Amount," subject to a Member satisfying the separate eligibility requirements for each such amount as described herein. Any Transition Benefit shall be credited to an eligible Member's Cash Balance Account, shall be vested as provided in subsection (d) of this Section, and shall be distributable as provided in subsection (e) of this Section.

                  (a) Base Transition Benefit Amount: A Member who meets the eligibility requirements in clause (1) below shall be entitled to a Base Transition Benefit Amount as calculated in clause (2) below.

                           (1)      Eligibility for Base Transition Benefit
                  Amount: A Member shall be eligible for a Base Transition Benefit Amount, with each such eligible Member hereinafter referred to as a "BTB Eligible Member," if such Member meets each and all of the following requirements:

                                    (i)      as of December 31, 2000, the Member
                           was (a) an Employee who was an active Member or was a Member on Authorized Absence, (b) age 42 or older with five (5) or more years of Vesting Service and
                           (c) eligible for the Grandfathered Benefit under
                           Section 7.6(a) of the Plan; and

                                    (ii)     as of March 1, 2001, the Member
                           was, or during the Transfer Period becomes, a Resources Group Employee; provided, however, that if the Member becomes a Resources Group Employee during the Transfer Period, such Member was continuously employed by an Employer at all times from March 1, 2001, through the date immediately preceding the date he becomes a Resources Group Employee; and

                                    (iii)    as of the Distribution Date, the
                           Member is not an Employee whose employment is covered by a collective bargaining agreement.

                           (2)      Calculation of Base Transition Benefit
                  Amount: Each BTB Eligible Member's Base Transition Benefit Amount, if any, shall be equal to the Discounted Excess Amount, which shall be calculated as follows:

                           Step 1:  Determination of Excess Amount: The
                  "Excess Amount" shall be equal to:

                           (a) In the case of a BTB Eligible Member who was born after December 31, 1943, his "Normal Excess Amount," as determined in clause (i) below; or

                           (b) In the case of a BTB Eligible Member who was born prior to January 1, 1944, the greater of the Member's Normal Excess Amount or "Alternate Excess Amount," as determined in clause (ii) below.

                                    (i)      Normal Excess Amount: The Normal
                           Excess Amount shall be equal to the excess, if any, of the Member's Final Average Pay Lump Sum Benefit, as determined in clause (A) below, over his Cash Balance Lump Sum Benefit, as determined in clause (B) below, as follows:

                                             (A)      Final Average Pay Lump Sum
                                    Benefit: A BTB Eligible Member's Final
                                    Average Pay Lump Sum Benefit shall be equal to the greater of the amounts determined in paragraphs (I) or (II):

                                             (I)      The Actuarial Equivalent
                                                      present value, determined
                                                      as of December 31, 2008,
                                                      of the projected Accrued
                                                      Benefit calculated under
                                                      the terms of the Prior
                                                      Plan, the Minnegasco Plan
                                                      or the NorAm Plan, as
                                                      applicable, assuming the
                                                      eligible Member's Service
                                                      continued through December
                                                      31, 2008, using Transition
                                                      Benefit Compensation (as
                                                      defined in subsection (c)
                                                      of this Section). For
                                                      purposes of this paragraph
                                                      (I) "Actuarial Equivalent"
                                                      shall be computed using
                                                      the return on the 30-Year
                                                      Treasury Securities for
                                                      November 2000 (5.78%) and
                                                      the blended 1983 Group
                                                      Annuity Mortality Table
                                                      published in Rev. Rule.
                                                      95-6 ("GAM 1983").

                                             (II)     The Actuarial Equivalent
                                                      present value, determined
                                                      as of December 31, 2008,
                                                      of the projected benefit
                                                      (including the early
                                                      retirement subsidy) as an
                                                      immediate annuity
                                                      calculated under the terms
                                                      of the Prior Plan, the
                                                      Minnegasco Plan or the
                                                      NorAm Plan, as applicable,
                                                      assuming the eligible
                                                      Member's Service continued
                                                      through December 31, 2008,
                                                      using Transition Benefit
                                                      Compensation. For purposes
                                                      of this paragraph (II)
                                                      "Actuarial Equivalent"
                                                      shall be computed using an
                                                      interest rate of 8.5% and
                                                      GAM 1983.

                                             (B)      Cash Balance Lump Sum
                                    Benefit: The Cash Balance Lump Sum Benefit shall be equal to a BTB Eligible Member's Cash Balance Account as of December 31, 1999, projected forward to December 31, 2008. The Member's Service shall be assumed to continue during such projection period, with such Member's Cash Balance Account deemed to receive (a) Basic Contribution Credits and, if applicable, Additional Contribution Credits, in accordance with Sections 7.3 and 7.4, respectively, based on Transition Benefit Compensation (as defined in subsection (c) of this Section), and (b) Interest Credits in accordance with Section
                                    7.5. The Interest Rate applied for such
                                    period shall be equal to the return on the 30-Year Treasury Securities for November 2000 (5.78%).

                                    (ii)     Alternate Excess Amount: The
                           Alternate Excess Amount shall be equal to the excess, if any, of the BTB Eligible Member's Alternate Final Average Pay Lump Sum Benefit, as determined in clause
                           (A) below, over his Alternate Cash Balance Lump Sum Benefit, as determined in clause (B) below, as follows:

                                             (A)      Alternate Final Average
                                    Pay Lump Sum Benefit: A BTB Eligible
                                    Member's Alternate Final Average Pay Lump
                                    Sum Benefit shall be equal to the Actuarial
                                    Equivalent present value, determined as of the last day of the month during which such Member will attain age 65, of the projected Accrued Benefit calculated under the terms of the Prior Plan, the Minnegasco Plan or the NorAm Plan, if applicable, assuming the eligible Member's Service continued through the last day of the month during which such Member will attain age 65 (or, as of March 1, 2001, if a Member attained age 65 prior to December 31, 2000), using Transition Benefit Compensation. For purposes of this clause (A), "Actuarial Equivalent" shall be computed using the return on the 30-Year Treasury Securities for November 2000 (5.78%) and GAM 1983.

                                             (B)      Alternate Cash Balance
                                    Lump Sum Benefit: The Alternate Cash Balance
                                    Lump Sum Benefit shall be equal to a BTB
                                    Eligible Member's Cash Balance Account as of
                                    December 31, 1999, projected forward to the last day of the month during which such Member will attain age 65. The Member's Service shall be assumed to continue during such projection period, with the Member's Cash Balance Account deemed to receive (a) Basic Contribution Credits and, if applicable, Additional Contribution Credits, in accordance with Sections 7.3 and 7.4, respectively, based on Transition Benefit Compensation, and (b) Interest Credits in accordance with Section
                                    7.5. The Interest Rate applied for such
                                    period shall be equal to the return on the 30-Year Treasury Securities for November 2000 (5.78%).

                           Step 2:  Determination of Discounted Excess Amount:
                  The Discounted Excess Amount shall be equal to:

                           (a) In the case of a BTB Eligible Member who was born after December 31, 1943, the present value of the Member's Excess Amount (determined in Step 1 above) discounted for the period March 1, 2001, or such later date during the Transfer Period that the Member becomes a Resources Group Employee, through December 31, 2008; or

                           (b) In the case of a BTB Eligible Member who was born prior to January 1, 1944, the greater of (1) the present value of the Member's Excess Amount discounted for the period March 1, 2001, or such later date during the Transfer Period that the Member becomes a Resources Group Employee, through December 31, 2008, or (2) the present value of the Member's Alternate Excess Amount (as determined under Step 1 above) discounted for the period March 1, 2001, or such later date during the Transfer Period that the Member becomes a Resources Group Employee, through the beginning on last day of the month during which the Member attains age 65.

                  For purposes of this Step 2, the present value calculations shall be based on the return on the 30-Year Treasury Securities for November 2000 (5.78%).

                  (b) Additional Transition Benefit Amount: A Member who meets the eligibility requirements in clause (1) below shall be entitled to an Additional Transition Benefit Amount as calculated in clause (2) below.

                           (1) Eligibility for Additional Transition Benefit Amount: A Member shall be eligible for the Additional Transition Benefit Amount, with each such eligible Member hereinafter referred to as an "ATB Eligible Member," if such eligible Member meets each and all of the following requirements:

                                    (i)      as of December 31, 2000, the Member
                           was (a) an Employee who was an active Member or was a Member on Authorized Absence and (b) age 42 or older with five (5) or more years of Vesting Service; and

                                    (ii)     as of March 1, 2001, the Member
                           was, or during the Transfer Period becomes, a Resources Group Employee; provided, however, that if the Member becomes a Resources Group Employee during the Transfer Period, such Member must be continuously employed by an Employer at all times from March 1, 2001, through the date immediately preceding the date he becomes a Resources Group Employee; and

                                    (iii)    as of the Distribution Date the
                           Member is not an Employee whose employment is covered by a collective bargaining agreement; and

                                    (iv)     as of the date immediately
                           preceding the later of (1) the date the Member became a Resources Group Employee or (2) the date of the Resources IPO, such Member had not attained age 55 with five (5) or more years of Vesting Service earned after age 50 and is not a GPU Protected Employee.

                           (2)      Calculation of Additional Transition Benefit
                  Amount: Except as otherwise provided below, each ATB Eligible Member's Additional Transition Benefit Amount shall be equal to the balance as of his "Final Credit Date," which shall be the later of (i) March 1, 2001 or (ii) the date during the Transfer Period on which the Member becomes a Resources Group Employee, of a notional account ("ATB Account"), deemed established for each ATB Eligible Member as of December 31, 1998, with the balance of the ATB Account determined as follows:

                                    (A)      Beginning Balance: Each ATB Account
                           Member whose Vesting Service as of December 31, 1998 (if applicable, as adjusted in paragraph (E) below) is greater than zero shall have a deemed beginning ATB Account balance as of January 1, 1999 equal to the greater of the amount determined under "x" or "y", where:

                           "x" is equal to the sum of ($750 x (1.075(n)-1)/.075)
                           + (p x $750 x 1.075(n))

                               where, "n" is equal to the number of completed years of Vesting Service for a Member, and "p" is equal to the partial year of Vesting Service for a Member, as of December 31, 1998; and

                           "y" is equal to the amount corresponding to the Member's age as of December 31, 1998, as follows:

Member's Age
As Of 12/31/98        Amount
--------------       -------
      40             $ 8,000
      41             $11,000
      42             $14,000
      43             $17,000
      44             $20,000
      45             $25,000
      46             $30,000
      47             $35,000
      48             $40,000
      49             $45,000
  50 or more         $50,000

                                    (B)      Basic Contribution Credits: Each
                           ATB Eligible Member shall be deemed to receive the following credit or credits to his ATB Account:

                                    (I)     For 1999 and 2000: For 1999 and
                                            2000, a $750 credit as of December
                                            31, 1999 and a $750 credit as of
                                            December 31, 2000, with such credit
                                            or credits prorated for the number
                                            of months and days during such
                                            year(s) that the Member is not
                                            employed by an Employer and for such
                                            number of months and days that the
                                            Member does not receive Vesting
                                            Service (if applicable, as adjusted
                                            in paragraph (E) below); and

                                    (II)    After 2000: After December 31, 2000,
                                            a $750 credit as of his Final Credit
                                            Date and a $750 credit as of each
                                            December 31st, if any, occurring
                                            after January 1, 2001 but prior to
                                            his Final Credit Date, provided that
                                            the credit on his Final Credit Date
                                            shall be prorated for the number of
                                            months and days from January 1st of
                                            the year including his Final Credit
                                            Date through his Final Credit Date.

                                    (C)      Additional Contribution Credits: In
                           addition to the credits in paragraph (B) above, each ATB Eligible Member shall be eligible to receive the following additional credits to his ATB Account:

                                    (I)     For 1999 and 2000: For 1999 and
                                            2000, as of December 31, 1999 and
                                            December 31, 2000, based on a
                                            Member's completed years of Vesting
                                            Service (if applicable, as adjusted
                                            in paragraph (E) below)
                                            as of December 31, 1998, a credit
                                            equal to the following amount:

  Member's Completed
   Years of Vesting       Credit
Service As Of 12/31/98    Amount
----------------------    ------
   Less than 10            $  0
      10-14                $150
      15-19                $300
      20-24                $450
   25 or More              $600

                                    (II)     After 2000: After December 31,
                                             2000, a credit, in the amount
                                             determined in subparagraph (I)
                                             above based on a Member's completed
                                             years of Vesting Service (if
                                             applicable, as adjusted in
                                             paragraph (E) below), on his Final
                                             Credit Date and a credit as of each
                                             December 31st, if any, occurring
                                             after January 1, 2001 but prior to
                                             his Final Credit Date, provided
                                             that the credit on his Final Credit
                                             Date shall be prorated for the
                                             number of months and days from
                                             January 1st of the year including
                                             his Final Credit Date through his
                                             Final Credit Date.

                                    (D)      Interest Credits: As of December
                           31, 1999 and each December 31st occurring prior to an ATB Eligible Member's Final Credit Date and as of his Final Credit Date, such Member's ATB Account shall be credited with an interest credit equal to the "Applicable Interest Rate" (as defined below) times the balance of his ATB Account as of each such December 31st and Final Credit Date, as applicable, prior to allocation of the Basic Contribution Credit and Additional Contribution Credit, if any, in paragraphs (B) and (C) above, respectively, for such Member for such Plan Year, provided that such interest credits shall be prorated for the number of months and days from January 1st of the year including his Final Credit Date through his Final Credit Date. For purposes of this paragraph (D), the "Applicable Interest Rate" shall be equal to the average annual interest rate on 30-year Treasury securities as reported daily during the month of November preceding the first day of the applicable Plan Year.

                                    (E)      ATB Calculation Adjustments: Solely
                           for purposes of the calculation of the amount of the ATB Account under this clause (2), and notwithstanding any provision of this clause (2) or the Plan to the contrary, the following shall apply:

                                    (I)      A Member who immediately prior to
                                             May 12, 2000, was an employee of
                                             Sithe Mid-Atlantic Power Services,
                                             Inc., Sithe Pennsylvania Holdings,
                                             LLC, Sithe Maryland Holdings, LLC,
                                             Sithe New Jersey Holdings, LLC or
                                             Sithe Northeast Management Company
                                             and who became an Employee on May
                                             12, 2000, pursuant to that certain
                                             purchase agreement dated as of
                                             February 19, 2000, among Reliant
                                             Energy Power Generation, Inc. as
                                             Buyer, Reliant Energy,
                                             Incorporated, as Guarantor, and
                                             Sithe Energies, Inc. and Sithe
                                             Northeast Generating Company, Inc.
                                             as Sellers ("REMA Member") and who
                                             meets the eligibility requirements
                                             of clause (1) of this subsection
                                             (b) shall be deemed to have been a
                                             Member as of December 31, 1998.

                                    (II)     If an ATB Eligible Member who is
                                             not employed by an Employer on
                                             December 31, 1998 is subsequently
                                             reemployed with an Employer after
                                             December 31, 1998, then (a) his ATB
                                             Account shall be deemed established
                                             as of such Member's subsequent
                                             reemployment date ("Reemployment
                                             Date"); (b) the beginning balance
                                             of his ATB Account shall be
                                             determined solely under "x" in
                                             paragraph (A) of this clause (2)
                                             above; (c) his ATB Account shall
                                             not receive any Additional
                                             Contribution Credits under
                                             paragraph (C) of this clause (2)
                                             above; (d) for any years prior to
                                             his Reemployment Date, he shall not
                                             receive any Basic Contributions or
                                             Interest Credits under paragraphs
                                             (B) or (D) above, and (e) for the
                                             year during which his Reemployment
                                             Date occurs, the Basic Contribution
                                             Credits and Interest Credits to
                                             such Member's ATB Account, under
                                             paragraphs (B) and (D) of this
                                             clause (2) above, shall be prorated
                                             for the number of months and days
                                             from his Reemployment Date through
                                             December 31 of such year or the
                                             Final Credit Date, as applicable.

                                    (III)    Except with respect to an ATB
                                             Eligible Member who is a Minnegasco
                                             Member, NorAm Member or REMA
                                             Member, an ATB Eligible Member's
                                             Vesting Service for purposes of
                                             paragraphs (A), (B), and (C) above
                                             shall be based solely upon his
                                             Service earned on and after the
                                             date his Employer becomes an
                                             Affiliate.

                                    (IV)     Notwithstanding any provision of
                                             this subsection (b) to the
                                             contrary, if an ATB Eligible
                                             Member's employment with an
                                             Employer terminates after December
                                             31, 1998, but prior to his Final
                                             Credit Date, his ATB Account shall
                                             receive Basic and Additional
                                             Contribution Credits pursuant to
                                             paragraphs (B) and (C) only through
                                             such Member's termination date,
                                             with such credits prorated for the
                                             number of months and days from
                                             January 1st of the year of
                                             termination through his termination
                                             date. If such Member is
                                             subsequently reemployed by an
                                             Employer prior to his Final Credit
                                             Date, his ATB Account shall receive
                                             Basic Contribution Credits pursuant
                                             to paragraph (B) only (and shall
                                             not receive any Additional
                                             Contribution Credits) from and
                                             after his reemployed date through
                                             his Final Credit Date, with such
                                             credit prorated for the number of
                                             months and days from January 1st of
                                             the year of reemployment through
                                             his reemployment date.

                  (c) Transition Benefit Compensation: For purposes of this Section, the term "Transition Benefit Compensation" shall mean the following:

                           (1) Plan Years Prior to 2000: For Plan Years commencing prior to January 1, 2000, Transition Benefit Compensation shall mean Compensation as defined in the applicable of the Prior Plan, the Minnegasco Plan or the NorAm Plan for purposes of the Final Average Pay Lump Sum Benefit, Alternate Final Average Pay Lump Sum Benefit, Cash Balance Lump Sum Benefit, and Alternate Cash Balance Lump Sum Benefit under subsection (a)(2) of this Section.

                           (2) Plan Year 2000: For the 2000 Plan Year commencing on January 1, 2000, Transition Benefit Compensation shall mean projected compensation based on the following:

                                    (A)      for purposes of the Cash Balance
                           Lump Sum Benefit and Alternate Cash Balance Lump Sum Benefit, the sum of (i) the amount of a BTB Eligible Member's base pay earned for the month of November 2000 annualized ("Deemed 2000 Base Pay"); plus (ii) the amount of such Member's short term incentive target bonus for 2000 under the Reliant Energy, Incorporated Annual Incentive Compensation Plan, with such amount deemed paid in December 2000 ("Deemed Target Bonus"); and

                                    (B)      for purposes of the Final Average
                           Pay Lump Sum Benefit and Alternate Final Average Pay Lump Sum Benefit, the sum of (i) the Member's Deemed 2000 Base Pay; plus
                           (ii) for Members who participated in the Minnegasco or NorAm Plan, the amount of such Member's Deemed Target Bonus.

                           (3) For Plan Years After 2000: For Plan Years commencing after December 31, 2000, Transition Benefit Compensation shall mean projected compensation based on the following:

                                    (A)      for purposes of the Cash Balance
                           Lump Sum Benefit and Alternate Cash Balance Lump Sum Benefit, the sum of (i) the amount of a BTB Eligible Member's Deemed 2000 Base Pay, assuming that such amount increased annually by 3.5% for the 2001 Plan Year and for each Plan Year thereafter; plus (ii) the amount of such Member's Deemed Target Bonus assuming that the target bonus percentage for each such Member remains constant for each such Plan Year and is deemed paid in each December of the Plan Year for which it relates; provided, however, that, with respect to the Alternate Cash Balance Lump Sum Benefit, for the Plan Year in which such Member attains age 65, (x) the Deemed 2000 Base Pay amount shall be equal to such Member's year-to-date Deemed 2000 Base Pay, as adjusted in this paragraph (A), and
                           (y) the Deemed Target Bonus amount shall be equal to such Member's Deemed Target Bonus percentage multiplied by the foregoing year-to-date Deemed 2000 Base Pay, with each such amount deemed earned by the Member for such year through the last day of the month in which such Member attains age 65; and

                                    (B)      for purposes of the Final Average
                           Pay Lump Sum Benefit and Alternate Final Average Pay Lump Sum Benefit, the sum of (i) the Member's Deemed 2000 Base Pay, assuming that such amount increased annually by 3.5% for the 2001 Plan Year and for each Plan Year thereafter; plus (ii) for Members who participated in the Minnegasco or NorAm Plan, such Member's Deemed Target Bonus assuming that the target bonus percentage for each such Member remains constant for each such Plan Year and is deemed paid in each December of the Plan Year for which it relates; provided, however, that, with respect to the Alternate Final Average Pay Lump Sum Benefit, for the Plan Year in which such Member attains age 65, the Deemed Target Bonus amount shall be equal to such Member's Deemed Target Bonus percentage multiplied by year-to-date Deemed 2000 Base Pay, as adjusted in this paragraph (B), and deemed earned by the Member for such year through the last day of the month in which such Member attains age 65.

         The foregoing to the contrary notwithstanding, for any Plan Year in which Transition Benefit Compensation exceeds the compensation limitation under Code Section 401(a)(17), Transition Benefit Compensation for such year shall be deemed equal to the applicable compensation limitation under the Code. For purposes of Plan Years commencing after December 31, 2000, the Code Section 401(a)(17) limitation for 2001, $170,000, shall be applied in determining whether Transition Benefit Compensation for any such year exceeds the Code
         Section 401(a)(17) limitation for such year.

                  (d) Crediting and Vesting of Transition Benefit to Cash Balance Account: The balance of a BTB Eligible Member's Cash Balance Account as of the later of March 1, 2001, or the date he becomes a Resources Group Employee during the Transfer Period (with such later date hereinafter the "Adjustment Date") shall be adjusted, to the extent necessary, as of such date to be equal to the greater of (1) the balance of the Member's Cash Balance Account as of the Adjustment Date or (2) the Actuarial Equivalent present value of the Member's Grandfathered Benefit, as described in Section 7.6, calculated assuming that the Member terminated Service on the Adjustment Date.

                  An eligible Member's Transition Benefit shall be equal to the sum of his (1) if any, Base Transition Benefit Amount and (2) if any, Additional Transition Benefit Amount, subject to the applicable limitations under Article XXI of the Plan and otherwise under the Code, ERISA and other applicable law and regulations. The Transition Benefit, if applicable, as adjusted in the foregoing paragraph, shall be credited to an eligible Member's Cash Balance Account as of or as soon as practicable after the later of (1) March 1, 2001, or (2) the date such Member becomes eligible for such benefit(s). Notwithstanding any provision in this Plan to the contrary, a Member shall be fully vested in the portion of his Cash Balance Account attributable to his Transition Benefit at all times on and after the date such amount is credited to such account.

                  (e) Earliest Commencement of Transition Benefit from Cash Balance Account: Notwithstanding Section 11.1 or any other provision in this Plan to the contrary, a Member who has terminated his Service (or, in the event of his death, his Beneficiary) may not elect to commence the distribution of the portion of his Pension attributable to the Transition Benefit prior to the earliest of (1) the Distribution Date,
         (2) his Early Retirement Date, (3) his date of death or (4) such other date determined by the Board of Directors of the Company. The foregoing shall not prevent the application of Section 11.6 when otherwise applicable with respect to a Member's Pension.

                  (f) Amendment to Transition Benefit: The Company reserves the right to amend this Section 7.8 as necessary to comply with requirements of the Code, ERISA, the Internal Revenue Service and/or the U.S. Department of Labor."

                  11. Effective as of March 1, 2001, Article VIII of the Plan is hereby amended to add the following new Section 8.4:

                  "8.4     Transition Benefit: Anything to the contrary
         notwithstanding, to the extent Section 8.1, 8.2 or 8.3 conflicts with the provisions of Section 7.8 with respect to the commencement of the portion of a Member's Pension, if any, that is attributable to the Transition Benefit under such Section 7.8, then solely with respect to the Transition Benefit, the provisions of Section 7.8 shall apply in lieu of the applicable of Section 8.1, 8.2 or 8.3."

                  12. Effective as of January 1, 2001, Article VIII of the Plan is hereby amended to add the following new Section 8.5:

                  "8.5     Involuntary Separation Benefit For Members Severed
         Between January 1, 2001 and December 31, 2001: A Member (i) whose Service is terminated involuntarily on or after January 1, 2001 and on or before March 1, 2001 in the case of a Resources Group Employee, or on or before December 31, 2001 with respect to all other Members, (ii) who has attained age 45, but not age 55, and completed at least five
         (5) years of Service on the date of such involuntary termination, and
         (iii) who qualifies for a benefit under a Company-sponsored involuntary severance benefit plan which provides for this benefit, and who satisfies all requirements for such benefit under such severance plan, may be entitled to receive an Early Retirement benefit, as described in
         Section 8.2, (x) in the case of a NorAm Member or Minnegasco Member, based on his Service accrued for benefit accrual purposes as of his actual termination of Service but not payable until the NorAm Member or Minnegasco Member has attained at least age 55 or (y) in the case of a Prior Plan Member, based on his Service accrued for benefit accrual purposes as of his actual termination of Service plus such Service which would have accrued for purposes of eligibility for the Early Retirement benefit but not for purposes of benefit accrual had the Member remained actively employed with an Employer until attaining age 55 but not payable until the Prior Plan Member has attained at least age 55. The Actuarial Equivalent present value of the benefit (including the early retirement subsidy) shall be calculated under the terms of the Prior Plan, the Minnegasco Plan or the NorAm Plan, as applicable, based on Compensation (as defined in such applicable plan) and Service until termination. For purposes of this Section 8.5, "Actuarial Equivalent" shall be computed using the Unisex Mortality Table UP-1984 without any age adjustments and an interest rate of 8.5% per annum."

                  IN WITNESS WHEREOF, Reliant Energy, Incorporated has caused these presents to be executed by its duly authorized duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 20th day of August, 2002, but effective as of the dates specified herein.

                                       RELIANT ENERGY, INCORPORATED

                                       By /s/ DAVID M. MCCLANAHAN
                                          --------------------------------------
                                          David M. McClanahan
                                          Vice Chairman, Reliant Energy,
                                          Incorporated, and President & COO,
                                          Regulated Group